UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2026

Richtech Robotics Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41866	88-2870106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2975 Lincoln Rd

Las Vegas, NV 89115

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 236-3835

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	RR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 22, 2026, Richtech Robotics Inc., a Nevada corporation (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”), stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), because it has not timely filed its Quarterly Report on Form 10-Q for the period ended March 31, 2026 (the “Form 10-Q”) with the U.S. Securities and Exchange Commission (the “SEC”). The Rule requires listed companies to timely file all required periodic financial reports with the SEC. The Company is working diligently to finalize the financial statements and to file the Form 10-Q as soon as practicable.

Under Nasdaq rules, the Company has 60 calendar days from the date of the Notice, or until July 21, 2026, to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company's plan, then Nasdaq may grant an exception of up to 180 calendar days from the due date of the Form 10-Q, or until November 16, 2026, to regain compliance. However, there can be no assurance that Nasdaq will accept the Company's plan to regain compliance or that the Company will be able to regain compliance within any extension period granted by Nasdaq. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel.

The Notice has no immediate effect on the listing or trading of the Company’s securities. However, if the Company fails to timely regain compliance with the Rule, the Company’s securities will be subject to delisting from the Nasdaq Capital Market.

Item 8.01. Other Events.

On May 28, 2026, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Press Release, dated May 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Richtech Robotics Inc.

	By:	/s/ Zhenwu (Wayne) Huang
		Name:	Zhenwu (Wayne) Huang
		Title:	Chief Executive Officer and Director

Dated: May 28, 2026

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